SCHEDULE 14C INFORMATION

INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Fidelity Rutland Square Trust II
(Name of Registrant as Specified In Its Charter)

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IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.accessmyproxy.com/fidelity.

STRATEGIC ADVISERS® INTERNATIONAL FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-544-3455

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® International Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) which permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees of the Trust but without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on March 3, 2011 of two new sub-advisers under sub-advisory agreements (the Agreements) between Strategic Advisers and each of Massachusetts Financial Services Company (MFS) and William Blair & Company, L.L.C. (William Blair) on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint new sub-advisers to the Fund and to discuss the terms of the Agreements.

This Information Statement is being mailed on or about May 12, 2011 to shareholders of record as of April 15, 2011. This Information Statement is intended to inform you that new sub-advisers have been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. In order to use the "manager of managers" authority discussed above, the Trust and Strategic Advisers requested and received the SEC Order. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trust's Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including the Trustees who are not "interested persons" of the Trust or of Strategic Advisers under the 1940 Act (the Independent Trustees), appointed MFS and William Blair as additional sub-advisers to the Fund and approved the Agreements with MFS and William Blair on March 3, 2011. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of MFS and William Blair under the terms of the Agreements was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated March 5, 2010.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include providing office space, equipment and facilities for maintaining the Fund's organization; supervising relations with, and monitoring the performance of, sub-advisers, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; preparing all general shareholder communications including shareholder reports; conducting shareholder relations; maintaining the Fund's existence and records; maintaining the registration and qualification of the Fund's shares under federal and state law; investigating and developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical analysis, and investment activities.

In addition to the management fee payable to Strategic Advisers, the Fund pays all of its expenses that are not assumed by Strategic Advisers or the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, under their respective agreements with the Fund. The Fund normally pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, registrar and transfer agent fees and expenses, auditor, and Independent Trustees. The Fund's management contract further provides that the Fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the Fund's transfer agent agreement, the transfer agent bears these costs. The expenses in connection with preparing this Information Statement and its enclosures will be borne by the Fund. Other expenses paid by the Fund include interest, taxes, brokerage commissions, the Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The Fund pays a management fee to Strategic Advisers that is paid to Strategic Advisers every month. The management fee is calculated by adding the annual management fee rate of 0.25% of the average daily net assets of the Fund throughout the month plus the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets (the Management Fee). Because the Fund's management fee may fluctuate, the Fund's management fee may be higher or lower in the future. The Fund's maximum aggregate annual management fee will not exceed 1.00% of the Fund's average daily net assets. The addition of MFS and William Blair as sub-advisers will not result in a change to the maximum aggregate annual Management Fee payable by shareholders.

Strategic Advisers has contractually agreed to waive a portion of the management fee equal to 0.25% of the average daily net assets of the Fund through September 30, 2013.

In addition to MFS and William Blair, Causeway Capital Management LLC (Causeway) and Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, serve as sub-advisers to the Fund. As of the date of this Information Statement, Pyramis has not been allocated a portion of the Fund's assets.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the period ended February 28, 2011 for the Fund.

Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA	Sub-Advisory Fees Paid by Strategic Advisers to Sub-AdvisersB	Sub-Advisory Fees Paid by Strategic Advisers to Sub-Advisers as a % of Average Net Assets of the FundB
$ [ ]	[ ]%	$ [ ]	[ ]%

A After waiver reducing management fees of $[ ].

B Pursuant to a shareholder vote, the fund reorganized and the fee structure of the fund changed on August 23, 2010. The fund first hired unaffiliated sub-advisers on December 1, 2010. The information provided in the table reflects the fund's current fee structure.

SUMMARY OF AGREEMENT WITH MFS

On March 3, 2011, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with MFS on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with MFS dated March 3, 2011. Pursuant to the Agreement, MFS has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, MFS provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board or Strategic Advisers may impose with respect to the Fund. MFS will vote the Fund's proxies in accordance with MFS' proxy voting policies as approved by the Board. Strategic Advisers has granted MFS authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays MFS a monthly asset-based fee out of the Management Fee.

The Agreement with MFS may be terminated on sixty days' written notice to MFS: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with MFS is terminable, without penalty, by MFS upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with MFS will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of MFS' sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT MFS

MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is an indirect majority-owned subsidiary of Sun Life Financial Inc. (a diversified financial services company). As of January 31, 2011, MFS had assets under management of approximately $222 billion.

Investment Process

International Value Strategy

MFS focuses on investing in the stocks of companies that it believes are undervalued compared to their perceived worth (value companies). Value companies tend to have stock prices that are low relative to their earnings, dividends, assets, or other financial measures.

MFS uses a bottom-up investment approach to buying and selling investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Research International Strategy

MFS may invest in the stocks of companies it believes to have above average earnings growth potential compared to other companies (growth companies), in the stocks of companies it believes are undervalued compared to their perceived worth (value companies), or in a combination of growth and value companies

A team of investment research analysts selects investments in this strategy. MFS allocates assets in this strategy to analysts by broad market sectors.

MFS uses a bottom-up investment approach to buying and selling investments. Investments are selected primarily based on fundamental analysis of individual issuers and their potential in light of their current financial condition, and market, economic, political, and regulatory conditions. Factors considered may include analysis of an issuer's earnings, cash flows, competitive position, and management ability. Quantitative models that systematically evaluate an issuer's valuation, price and earnings momentum, earnings quality, and other factors may also be considered.

Portfolio Managers

The portion of the fund managed by MFS in the International Value strategy is managed by portfolio managers Benjamin Stone and Barnaby Wiener. The portfolio managers of the portion of the fund managed by MFS in the Research International strategy are Jose Luis Garcia and Thomas Melendez, with Messrs. Garcia and Melendez providing general oversight of a team of investment professionals responsible for security selection.

Benjamin Stone is an Investment Officer of MFS and has been employed in the investment area of MFS since 2005. Barnaby Wiener is an Investment Officer of MFS and has been employed in the investment area of MFS since 1998. Jose Luis Garcia and Thomas Melendez are each Investment Officers of MFS and have been employed in the investment area of MFS since 2002.

Directors and Officers

The following are directors and/or executive officers of MFS. The address of each as it relates to that person's position with MFS is 500 Boylston Street, Boston, Massachusetts, 02116.

DIRECTORS AND OFFICERS
Name	Position
Robert J. Manning	Chief Executive Officer and Chairman of the Board of Directors
Thomas A. Bogart	Director
Dean A. Connor	Director
Martin E. Beaulieu	Director, Vice Chairman and Head of Global Distribution
Robert C. Pozen	Chairman Emeritus of the Board of Directors
David A. Antonelli	Vice Chairman
Maria F. DiorioDwyer	Executive Vice President, Chief Compliance Officer, and Chief Regulatory Officer
Amrit Kanwal	Executive Vice President and Chief Financial Officer
Mark N. Polebaum	Executive Vice President, Secretary and General Counsel
Michael W. Roberge	President, Chief Investment Officer and Director of Global Research
Robin A. Stelmach	Executive Vice President and Chief Operating Officer
CONTROL PERSONS
Name	Relationship
Sun Life of Canada (U.S.) Financial Services Holdings, Inc.	Owns >75% of MFS and is an indirect majority-owned subsidiary of Sun Life Financial, Inc.

SUMMARY OF AGREEMENT WITH WILLIAM BLAIR

On March 3, 2011, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with William Blair on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with William Blair dated March 3, 2011. Pursuant to the Agreement, William Blair has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, William Blair provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board or Strategic Advisers may impose with respect to the Fund. William Blair will vote the Fund's proxies in accordance with William Blair's proxy voting policies as approved by the Board. Strategic Advisers has granted William Blair authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays William Blair a monthly asset-based fee out of the Management Fee.

The Agreement with William Blair may be terminated on sixty days' written notice to William Blair: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with William Blair is terminable, without penalty, by William Blair upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with William Blair will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of William Blair's sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT WILLIAM BLAIR

William Blair is a limited liability company that is 100% owned by WB Holdings, L.P., a limited partnership. The affairs of William Blair are controlled by the general partner of WB Holdings, L.P., WBC GP, L.L.C., which in turn, is controlled by the Executive Committee. The Executive Committee is comprised of, John R. Ettelson, Brent W. Gledhill, Edgar D. Jannotta, W. George Greig, Richard P. Kiphart, John C. Moore, Robert D. Newman and Michelle R. Seitz. As of January 31, 2011, William Blair had assets under management of approximately $44.2 billion.

Investment Process

William Blair's quality growth philosophy is based on the belief that the market is inefficient with respect to distinguishing between an average growth company and a quality growth company. In our view, a quality growth company is one that can achieve a higher growth rate for a longer period of time than the market expects. Characteristics of the business franchises for these companies commonly include experienced and motivated management teams, unique business models (e.g. market leadership, distinctive products/services, unique market opportunities), and attractive financial characteristics.

Portfolio Manager

W. George Greig, Portfolio Manager

W. George Greig, a principal of William Blair, serves as a portfolio manager for William Blair's portion of the fund's assets, which he has done since 1996. He currently serves as the global strategist for the William Blair Investment Management Department and has headed the William Blair international investment management team since 1996.

Directors and Officers

The following are directors and/or executive officers of William Blair. The address of each is 222 W. Adams St., Chicago, IL 60606.

DIRECTORS AND OFFICERS
Name	Position
John Ettleson	President, Chief Executive Officer, Executive Committee Member
Edgar Jannotta	Chairman, Executive Committee Member
David Coolidge	Vice Chairman, Executive Committee Member
Timothy Burke	Chief Financial Officer
Arthur Simon	General Counsel
Michelle Seitz	Head of Investment Management, Executive Committee Member
Brent Gledhill	Executive Committee Member
George Greig	Executive Committee Member
Richard Kiphart	Executive Committee Member
John Moore	Executive Committee Member
Robert Newman	Executive Committee Member
Thomas Pace	Director of Operations
Walter Randall	Chief Compliance Officer, Investment Management, Chief Compliance Officer, William Blair Funds
Richard Smirl	Chief Operating Officer, Investment Management
Kenneth Wagner	Chief Compliance Officer, Broker-Dealer
CONTROL PERSONS
Name	Relationship
W.B. Holdings, L.P.	Owns 100% of William Blair

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENTS WITH MFS AND WILLIAM BLAIR

At a meeting of the Trustees held March 3, 2011, the Trustees, including all of the Independent Trustees, unanimously voted to approve the Agreements with MFS and William Blair (collectively, the "sub-advisers"). The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreements with each sub-adviser. In considering the Agreements with each sub-adviser, the Trustees reviewed a variety of materials relating to the Fund and each sub-adviser, including information regarding the nature, extent and quality of services to be provided by each sub-adviser under its respective Agreement. The Trustees, including the Independent Trustees, considered the best interests of the Fund and its shareholders and took into account all matters they deemed relevant.

The Trustees had been provided by Strategic Advisers with materials specifically relating to the Agreements with each sub-adviser and were given the opportunity to ask questions and request further information in connection with such consideration. The materials provided included each proposed form of Agreement, as well as information on the fees proposed to be paid by Strategic Advisers to each sub-adviser. The Trustees also took into account the qualifications and experience of each sub-adviser's personnel as well as composite performance information regarding each sub-adviser's historical investment performance on other client accounts. In addition, the Board of Trustees considered the financial condition of each sub-adviser and noted that, as of December 31, 2010, MFS managed approximately $220 billion in assets and as of September 30, 2010, William Blair managed approximately $39 billion in assets. In considering the Agreements with each sub-adviser, the Board of Trustees also reviewed and approved each sub-adviser's compliance policies, including each sub-adviser's code of ethics relating to personal securities transactions and proxy voting guidelines.

The Trustees considered the investment philosophy, strategies and techniques intended to be used by each sub-adviser in managing its respective portion of Fund assets. Among other things, the Trustees considered biographical information on portfolio management and other professional staff, information about each sub-adviser's organizational and management structure, and information about each sub-adviser's brokerage policies and practices.

In considering the reasonableness of the sub-advisory fee payable to each sub-adviser by Strategic Advisers, the Trustees reviewed information comparing the Fund's management fee to fees charged by other funds in the Fund's mapped group and to the fees (if any) paid to the Fund's current sub-advisers. The Trustees also noted that Strategic Advisers and each sub-adviser had negotiated the Agreement and fee rates at arms' length and that the sub-advisers are not affiliated with Strategic Advisers. The Trustees noted that the sub-advisory fee paid to each sub-adviser will be paid by Strategic Advisers and that the maximum aggregate annual Management Fee paid to Strategic Advisers by the Fund will remain unchanged.

Conclusion. Based on its evaluation of all material factors, with no single factor being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees, including the Independent Trustees, with the advice of independent counsel, concluded that the approval of the Agreements on behalf of the Fund was in the best interests of the Fund and its shareholders. The Trustees also determined that the Agreements do not involve a conflict of interest from which Strategic Advisers or Pyramis derive an inappropriate advantage. The Trustees, including a majority of the Independent Trustees, voted to approve the Agreement with each sub-adviser on March 3, 2011.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, and Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

PORTFOLIO TRANSACTIONS

Strategic Advisers has granted investment management authority over allocated portions of the Fund's assets to the fund's sub-advisers. Each sub-adviser is authorized to provide the services described in its respective sub-advisory agreement, and will do so in accordance with the policies described in this section, as applicable.

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by a sub-adviser pursuant to authority contained in its respective sub-advisory agreement. A sub-adviser may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which each sub-adviser or its affiliates have investment discretion. All additional orders for the purchase or sale of portfolio securities (normally, shares of underlying funds) are placed on behalf of the Fund by Strategic Advisers, either itself or through its affiliates, pursuant to authority contained in the Fund's management contract. The Fund will not incur any commissions or sales charges when it invests in underlying funds, but it may incur such costs if it invests directly in other types of securities, such as exchange traded funds. Strategic Advisers may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities, if any, are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the Fund for any fixed-income security, the price paid by the Fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the Fund periodically review Strategic Advisers', its affiliates', and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the compensation paid by the Fund over representative periods of time to determine if it was reasonable in relation to the benefits to the Fund.

MFS.

Specific decisions to purchase or sell securities for the fund are made by persons affiliated with MFS. Any such person may serve other clients of MFS or any subsidiary of MFS in a similar capacity.

MFS places all fund orders for the purchase or sale of securities with the primary objective of seeking to obtain the best price and execution from responsible broker/dealers at competitive rates. MFS seeks to deal with broker/dealers that can meet a high standard of quality regarding execution services. MFS may also place value on a broker/dealer's ability to provide useful research assistance. MFS takes into account all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market of the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker/dealer involved; the willingness of the broker/dealer to commit capital; the need for anonymity in the market; and the quality of services rendered by the broker/dealer in other transactions, including the quality of the broker/dealer's research.

In certain circumstances, such as a buy in for failure to deliver, MFS is not able to select the broker/dealer who will transact to cover the failure. For example, if the fund sells a security short and is unable to deliver the securities sold short the broker/dealer through whom the fund sold short must deliver securities purchased for cash, i.e., effect a "buy in," unless it knows that the fund either is in the process of forwarding the securities to the broker/dealer or will do so as soon as possible without undue inconvenience or expense. Similarly, there can also be a failure to deliver in a long transaction and a resulting buy in by the broker/dealer through whom the securities were sold. If the broker/dealer effects a buy-in, MFS will be unable to control the trading techniques, methods, venues or any other aspect of the trade used by the broker/dealer.

Commission rates vary depending upon trading techniques, methods, venues and broker/dealers selected as well as the market(s) in which the security is traded and its relative liquidity. As noted above, MFS may utilize numerous broker/dealers and trading venues and strategies in order to seek the best execution for client transactions. MFS periodically and systematically reviews the performance of the broker/dealers that execute fund transactions, including the commission rates paid to broker/dealers by considering the value and quality of brokerage and research services provided. The quality of a broker/dealer's services is measured by analyzing various factors that could effect the execution of trades. These factors include the ability to execute trades with a minimum of market impact, the speed and efficiency of executions, electronic trading capabilities, adequacy of capital, research provided to the adviser, and accommodation of the adviser's special needs. MFS may employ outside vendors to provide reports on the quality of broker/dealer executions.

In the case of securities traded in the over-the-counter market, portfolio transactions may be effected either on an agency basis, which involves the payment of negotiated brokerage commissions to the broker/dealer, including electronic communication networks, or on a principal basis at net prices without commissions, but which include compensation to the broker/dealer in the form of a mark-up or mark-down, depending on where MFS believes best execution is available. In the case of securities purchased from underwriters, the cost of such securities generally includes a fixed underwriting commission or concession. From time to time, soliciting dealer fees are available to MFS on tender or exchange offers. Such soliciting or dealer fees are, in effect, recaptured by the fund.

In allocating brokerage, MFS may take into consideration the receipt of research and brokerage services, consistent with its obligation to seek best price and execution for fund transactions. As permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended ("Section 28(e)''), MFS may cause the fund to pay a broker/dealer which provides "brokerage and research services" (as defined by the Securities Exchange Act of 1934, as amended) to MFS an amount of commission for effecting a securities transaction for the fund in excess of the amount other broker/dealers would have charged for the transaction if MFS determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the effecting broker/dealer viewed in terms of either a particular transaction or MFS' overall responsibilities to the fund and its other clients. "Commissions,'' as interpreted by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions placed in the NASDAQ market.

The term "brokerage and research services'' includes advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement) or required in connection therewith by applicable rules. Such services ("Research'') includes statistical, research, and other factual information or services such as: investment research reports; access to analysts; execution systems and trading analytics; reports or databases containing corporate, fundamental, and technical analyses; portfolio modeling strategies; and economic research services, such as publications, chart services, and advice from economists concerning macroeconomics information, and analytical investment information about particular corporations. Such brokerage and research services are provided to MFS for no consideration other than brokerage or underwriting commissions. In determining whether a service or product qualifies as "brokerage and research services," MFS evaluates whether the service or product provides lawful and appropriate assistance to MFS in carrying out its investment decision-making responsibilities. It is often not possible to place a dollar value on the brokerage and research services MFS receives from brokers. The determination and evaluation of the reasonableness of the brokerage commissions paid in connection with portfolio transactions is based primarily on the professional opinions of the persons responsible for the placement and review of such transactions.

MFS has entered into Client Commission Agreements with broker/dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of the fund ("Executing Brokers") which provide for the Executing Brokers to pay a portion of the Commissions paid by the fund for securities transactions ("Pooled Commissions") to providers of Research ("Research Providers"). Such Research Providers produce Research for the benefit of MFS.

Because a Research Provider may play no role in executing client securities transactions, any Research prepared by that Research Provider may constitute third party research. MFS may use brokerage commissions, including Pooled Commissions, from the fund's portfolio transactions to acquire Research, subject to the procedures and limitations described in this discussion

From time to time, MFS prepares a list of Research Providers that have been deemed by MFS to provide valuable Research ("Research Firms'') as determined periodically by MFS' investment staff ("Research Votes"). Executing Brokers are eligible to be included in the list of Research Firms. All trades with Research Firms will be effected in accordance with MFS' obligation to seek best execution for its client accounts. MFS uses a Research Vote as a guide for allocating Pooled Commissions. Compensation for Research may also be made pursuant to commissions paid on trades ("Trade Commissions") executed by a Research Provider who is registered as a broker/dealer ("Broker Provider"). Under normal circumstances, Executing Brokers are compensated for Research solely through Trade Commissions. To the extent that payments for Research to a Broker Provider other than an Executing Broker are made pursuant to Trade Commissions, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider for its Research. However, MFS will reduce the amount of Pooled Commissions to be paid to that Broker Provider by less than the full amount of Trade Commissions paid to that Broker Provider. The research vote is also used as a guide for allocating cash payments, if any, made by MFS from its own resources and Pooled Commissions to Research Firms that are not Broker Providers. Neither MFS nor the fund have an obligation to any Research Firm if the amount of Trade Commissions and Pooled Commissions paid to the Research Firm is less than the applicable non-binding target. MFS reserves the right to pay cash to the Research Firm from its own resources in an amount MFS determines in its discretion.

If MFS determines that any service or product has a mixed use (i.e., it also serves functions that do not assist the investment decision-making or trading process), MFS may allocate the costs of such service or product accordingly in its reasonable discretion. MFS will allocate Trade Commissions and Pooled Commissions to Research Firms only for the portion of the service or product that MFS determines assists it in the investment decision-making or trading process and will pay for the remaining value of the product or service in cash.

In effecting portfolio transactions on behalf of the fund and MFS' other clients, MFS from time to time may instruct the broker/dealer that executes a transaction to allocate, or "step out,'' a portion of such transaction to another broker/dealer. The broker/dealer to which MFS has "stepped out'' would then settle and complete the designated portion of the transaction, and the executing broker/dealer would settle and complete the remaining portion of the transaction that has not been "stepped out.'' Each broker/dealer may receive a commission or brokerage fee with respect to that portion of the transaction that it settles and completes.

The advisory fee paid by the fund to MFS is not reduced as a consequence of MFS' receipt of Research. To the extent the fund's portfolio transactions are used to obtain Research, the brokerage commissions paid by the fund might exceed those that might otherwise be paid for execution only. The Research received may be useful and of value to MFS or its affiliates in serving both the fund and other clients of MFS or its affiliates; accordingly, not all of the Research provided by broker/dealers through which the fund effects securities transactions may be used by MFS in connection with the fund. MFS, through the use of the Research, avoids the additional expenses that it would incur if it attempted to develop comparable information through its own staff or if it purchased such Research with its own resources.

In certain instances there are securities that are suitable for the fund's portfolio as well as for one or more of the other clients of MFS or of any subsidiary of MFS (or that MFS believes should no longer be held by the fund's portfolio or by other clients of MFS or any subsidiary of MFS). It is possible that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. Transactions for each client are generally effected independently unless MFS determines to purchase or sell the same securities for several clients at approximately the same time. MFS may, but is not required to, aggregate together purchases and sales for several clients and will allocate the trades in a fair and equitable manner, across participating clients. MFS has adopted policies that are reasonably designed to ensure that when two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. For example, with respect to MFS, among other things, these policies prohibit allocations of equity initial public offerings, equity limited offerings or fixed income new issues to, among others: (1) Private Portfolio Management accounts; (2) accounts principally owned by: (a) officers, directors, and employees of MFS or its subsidiaries; (b) trustees of any MFS fund (either directly or through retirement plan vehicles) which accounts are not being offered to the public; (c) MFS or its subsidiaries; or (d) any combination thereof; (3) any account which is neither publicly registered nor offered to the public which MFS has determined pursuant to its internal guidelines to be an "alternative" account with respect to which twenty-five percent (25%) or more of the account's assets are attributable to MFS and/or its subsidiaries, its directors, officers, or employees; and (4) any accounts owned beneficially solely by MFS or any direct or indirect subsidiary of MFS except accounts in which MFS or any of its direct or indirect subsidiaries is the sole beneficial owner, which generally will be allocated investment opportunities (other than with respect to equity initial public offerings, equity limited offerings or fixed income new issues) on the same basis as the fund or other clients of MFS when the account has been established and seeded by MFS or the subsidiary with a limited amount of assets either for the purpose of establishing a performance record to enable MFS or the subsidiary to offer the account's investment style to unaffiliated third parties or if the account is being offered to the general public. However, these policies do not prohibit allocations to funds or other accounts owned beneficially by Sun Life of Canada (U.S.) Financial Services Holdings, Inc., or Sun Life Financial Inc., or their affiliates other than MFS and its direct and indirect subsidiaries.

It is recognized that in some cases this system could have a detrimental effect on the price or availability of a security as far as the fund is concerned.

William Blair.

Decisions on portfolio transactions (including the decision to buy or sell, the appropriate price, allocation of brokerage, use of a broker as agent or dealer as principal and negotiation of commissions) normally are made by William Blair. In purchasing and selling portfolio securities, William Blair seeks to obtain the most favorable overall result, taking into account the net price, the method of execution and research services provided by the broker. Such research services include economic forecasts and analytical, narrative and statistical reports on industries and companies for consideration by William Blair's other clients. Portfolio transactions may increase or decrease the return of a fund depending upon William Blair's ability to correctly time and execute such transactions.

Selection of a broker for a particular portfolio transaction depends on many factors, some of which are subjective and that include the net price, confidentiality, reliability, integrity, size and nature of the transaction and the market in which it is to occur and any research or other services that the broker has provided. William Blair does not consider the sale of fund shares in selecting brokers. Transactions in over-the-counter securities are generally executed as principal trades with primary market makers, except where it is believed that a better combination of price and execution could otherwise be obtained. William Blair determines the overall reasonableness of brokerage commissions and of premiums and discounts on principal transactions (which do not involve commissions) by review of comparable trades for William Blair's other clients and in the market generally. If more than one broker is believed to be equally qualified to effect a portfolio transaction, William Blair may assign the transaction to a broker that has furnished research services, but William Blair has no agreement, formula or policy as to allocation of brokerage

The fund may pay to brokers that provide research services to William Blair a commission higher than another broker might have charged if it is determined that the commission is reasonable in relation to the value of the brokerage and research services that are provided, viewed in terms of either the particular transaction or William Blair's overall responsibility to its advisory accounts. The extent to which such commissions exceed commissions solely for execution cannot be determined, but such research services, which are involved in portfolio transactions for the fund and for William Blair's other advisory accounts, can be of benefit to both the fund and such other accounts. The value of research services that are provided by brokers who handle portfolio transactions for the fund cannot be precisely determined and such services are supplemental to William Blair's own efforts, which are undiminished thereby. William Blair does not believe that its expenses are reduced by reason of such services, which benefit the fund and William Blair's other clients. William Blair receives research products and services from broker/dealers and third parties in the form of written reports on individual companies and industries of particular interest to William Blair, general economic conditions, pertinent federal and state legislative developments and changes in accounting practices; direct access by telephone or meetings with leading research analysts throughout the financial community, corporate management personnel and industry experts; comparative performance and evaluation and technical measurement services for issuers, industries and the market as a whole; access to and monitoring of equity valuation models; and services from recognized experts on investment matters of particular interest to William Blair.

OTHER INFORMATION

Brokerage. Pursuant to a shareholder vote, the fund reorganized and added an affiliated sub-adviser on August 23, 2010. The fund first hired unaffiliated sub-advisers on December 1, 2010. [Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control provided each determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.] [An unaffiliated sub-adviser may also place trades with certain brokers with whom the sub-adviser is under common control provided the sub-adviser, determines that the affiliates trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.] [The fund paid no commissions to any broker or dealer affiliated with the fund through [D M, Y]].

Outstanding Shares and Ownership of Shares. There were [ ] shares of the Fund issued and outstanding as of [March 31, 2011].

[As of March 31, 2011, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.

[To the knowledge of the Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.]

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. For a free copy of the Fund's annual report for the fiscal year ended February 28, 2011, call 1-800-544-3455 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109. Until the close of business on August 20, 2010, the Fund was named PAS International Fund of Funds, and was a fund of Fidelity Rutland Square Trust.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Strategic Advisers is a registered service mark of FMR LLC.

1.923681.101

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FOI-pis-0511

IMPORTANT NOTICE REGARDING THE
AVAILABILITY OF INFORMATION STATEMENT.

The Information Statement is available at www.accessmyproxy.com/fidelity.

STRATEGIC ADVISERS® SMALL-MID CAP FUND

A SERIES OF
FIDELITY RUTLAND SQUARE TRUST II
82 DEVONSHIRE STREET
BOSTON, MASSACHUSETTS 02109
1-800-544-3455

INFORMATION STATEMENT

This Information Statement is being furnished by the Board of Trustees (the Board or Trustees) of Fidelity Rutland Square Trust II (the Trust) to the shareholders of Strategic Advisers® Small-Mid Cap Fund (the Fund), a series of the Trust. This Information Statement is provided in lieu of a proxy statement, pursuant to the terms of an exemptive order that the Trust has received from the Securities and Exchange Commission (SEC) which permits the Trust's investment adviser, Strategic Advisers, Inc. (Strategic Advisers), to hire new, unaffiliated sub-advisers with the approval of the Trustees of the Trust but without obtaining shareholder approval. The information contained in this Information Statement relates to the Trustees' approval on March 3, 2011 of a new sub-adviser under a sub-advisory agreement (the Agreement) between Strategic Advisers and Evercore Asset Management, LLC ("Evercore") on behalf of the Fund.

The purpose of this Information Statement is to provide an overview of the Trustees' decision to appoint the sub-adviser to the Fund and to discuss the terms of the Agreement.

This Information Statement is being mailed on or about May 12, 2011 to shareholders of record as of April 15, 2011. This Information Statement is intended to inform you that a new sub-adviser has been appointed to your Fund. No action is required of you. We are not asking you for a proxy and you are requested not to send us a proxy.

INTRODUCTION

Strategic Advisers is the Fund's investment adviser. Pursuant to the terms of an exemptive order granted to Strategic Advisers on November 28, 2006 (SEC Order), Strategic Advisers employs a so-called "manager of managers" arrangement in managing the Fund. Section 15(a) of the Investment Company Act of 1940 (the 1940 Act) generally requires that a fund's shareholders approve all agreements pursuant to which persons serve as investment adviser or sub-adviser to a fund. In order to use the "manager of managers" authority discussed above, the Trust and Strategic Advisers requested and received the SEC Order. The SEC Order exempts Strategic Advisers and the Trust from the shareholder voting requirements of Section 15(a) of the 1940 Act and allows the Trust's Trustees, subject to certain conditions, to appoint new unaffiliated sub-advisers and approve their respective sub-advisory agreements on behalf of the Fund without a shareholder vote.

Consistent with the SEC Order, the Trustees, including the Trustees who are not "interested persons" of the Trust or of Strategic Advisers under the 1940 Act (the Independent Trustees), appointed Evercore as an additional sub-adviser to the Fund and approved the Agreement with Evercore on March 3, 2011. As discussed later in this Information Statement, the Board carefully considered the matter and concluded that the appointment of Evercore under the terms of the Agreement was in the best interests of the Fund and its shareholders.

As a condition to relying on the SEC Order, Strategic Advisers and the Trust are required to furnish shareholders of the Fund with notification of the appointment of a new unaffiliated sub-adviser within ninety days from the date that the sub-adviser is hired. This Information Statement serves to provide such notice and give details of the new arrangement.

MANAGEMENT CONTRACT OF THE FUND

Strategic Advisers, located at 82 Devonshire Street, Boston, Massachusetts 02109, is the Fund's investment adviser. Strategic Advisers directs the investments of the Fund in accordance with its investment objective, polices and limitations pursuant to a management contract dated March 5, 2010.

Strategic Advisers or its affiliates, subject to the supervision of the Board, provides the management and administrative services necessary for the operation of the Fund. These services include providing office space, equipment and facilities for maintaining the Fund's organization; supervising relations with, and monitoring the performance of, sub-advisers, custodians, depositories, transfer and pricing agents, accountants, attorneys, underwriters, brokers and dealers, insurers and other persons in any capacity deemed to be necessary or desirable; preparing all general shareholder communications including shareholder reports; conducting shareholder relations; maintaining the Fund's existence and records; maintaining the registration and qualification of the Fund's shares under federal and state law; investigating and developing management and shareholder services for the Fund; and furnishing reports, evaluations, and analyses on a variety of subjects to the Trustees. In addition, Strategic Advisers or its affiliates also compensate all officers of the Fund and all personnel of the Fund or Strategic Advisers performing services relating to research, statistical analysis, and investment activities.

In addition to the management fee payable to Strategic Advisers, the Fund pays all of its expenses that are not assumed by Strategic Advisers or the transfer, dividend disbursing, and shareholder servicing agent and pricing and bookkeeping agent, under their respective agreements with the Fund. The Fund normally pays for the typesetting, printing, and mailing of its proxy materials to shareholders, legal expenses, and the fees of the custodian, registrar and transfer agent fees and expenses, auditor, and Independent Trustees. The Fund's management contract further provides that the Fund will pay for typesetting, printing and mailing prospectuses, statements of additional information, notices, and reports to shareholders; however, under the terms of the Fund's transfer agent agreement, the transfer agent bears these costs. The expenses in connection with preparing this Information Statement and its enclosures will be borne by the Fund. Other expenses paid by the Fund include interest, taxes, brokerage commissions, the Fund's proportionate share of insurance premiums and Investment Company Institute dues, and the costs of registering shares under federal securities laws and making necessary filings under state securities laws. The Fund is also liable for such non-recurring expenses as may arise, including costs of any litigation to which the Fund may be a party, and any obligation it may have to indemnify its officers and Trustees with respect to litigation.

The Fund pays a management fee to Strategic Advisers that is paid to Strategic Advisers every month. The management fee is calculated by adding the annual management fee rate of 0.25% of the average daily net assets of the Fund throughout the month plus the total fees, payable monthly, to the Fund's sub-advisers based upon each sub-adviser's respective allocated portion of the Fund's assets (the Management Fee). Because the Fund's management fee may fluctuate, the Fund's management fee may be higher or lower in the future. The Fund's maximum aggregate annual management fee will not exceed 1.10% of the Fund's average daily net assets. The addition of Evercore as a sub-adviser will not result in a change to the maximum aggregate annual Management Fee payable by shareholders.

Strategic Advisers has contractually agreed to waive a portion of the management fee equal to 0.25% of the average daily net assets of the Fund through September 30, 2013.

In addition to Evercore, Advisory Research, Inc. (ARI), Fred Alger Management, Inc. (Alger Management), Invesco Advisers, Inc. (Invesco), Loomis, Sayles & Company, L.P. (Loomis Sayles), and Systematic Financial Management, L.P. (Systematic), Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, serve as sub-advisers to the Fund.

The following table shows management fees paid to Strategic Advisers and sub-advisory fees paid by Strategic Advisers to the Fund's sub-advisers during the period ended February 28, 2011 for the Fund.

Management Fees Paid to Strategic AdvisersA	Management Fees Paid to Strategic Advisers as a % of Average Net Assets of the FundA	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-AdvisersB	Sub-Advisory Fees Paid by Strategic Advisers to Unaffiliated Sub-Advisers as a % of Average Net Assets of the FundB
$ [ ]	[ ]%	$ [ ]	[ ]%
Sub-Advisory Fees Paid by Strategic Advisers to Pyramis	Sub-Advisory Fees Paid by Strategic Advisers to Pyramis as a % of Average Net Assets of the Fund
$ [ ]	[ ]%

A After waiver reducing management fees of $[ ].

B Pursuant to a shareholder vote, the fund reorganized and the fee structure of the fund changed on August 23, 2010. The fund first hired unaffiliated sub-advisers on December 1, 2010. The information provided in the table reflects the fund's current fee structure.

SUMMARY OF AGREEMENT WITH EVERCORE

On March 3, 2011, pursuant to the "managers of managers" arrangement, the Board of Trustees approved the Agreement with Evercore on behalf of the Fund. Strategic Advisers, on behalf of the Fund, has entered into the Agreement with Evercore dated March 3, 2011. Pursuant to the Agreement, Evercore has day-to-day responsibility for choosing investments for the portion of assets of the Fund allocated to it by Strategic Advisers and for voting proxies for the Fund with respect to those investments.

Pursuant to the Agreement, Evercore provides a program of continuous investment management for the portion of the Fund's assets allocated to it in accordance with the Fund's investment objective and policies as stated in the Fund's prospectus and statement of additional information filed with the SEC on Form N-1A, as amended and supplemented from time to time (the Registration Statement), and such other limitations as the Trust, the Fund, the Board or Strategic Advisers may impose with respect to the Fund. Evercore will vote the Fund's proxies in accordance with Evercore's proxy voting policies as approved by the Board. Strategic Advisers has granted Evercore authority to invest and reinvest the assets of the Fund allocated to it by selecting the securities, instruments, repurchase agreements, financial futures contracts, options and other investments and techniques that the Fund may purchase, sell, enter into or use. For providing investment management services to the Fund, Strategic Advisers pays Evercore a monthly asset-based fee out of its Management Fee.

The Agreement with Evercore may be terminated on sixty days' written notice to Evercore: (i) by the Trust, pursuant to (A) action by the Board or (B) the vote of the holders of a "majority" (as defined in the 1940 Act) of the shares of the Fund or (ii) by Strategic Advisers. The Agreement with Evercore is terminable, without penalty, by Evercore upon ninety days' written notice to Strategic Advisers and the Trust. In addition, the Agreement with Evercore will terminate in the event of the termination of the Advisory Agreement with respect to the Fund. The Agreement will be terminated automatically in the event of its "assignment" (as defined in the 1940 Act).

Strategic Advisers pays all of Evercore's sub-advisory fees under the Agreement. The maximum aggregate annual Management Fee payable by shareholders of the Fund will not be affected by the Agreement.

INFORMATION ABOUT EVERCORE

Evercore, a registered investment advisor, is owned 49% by its four founding partners and 51% by Evercore LP (through its wholly-owned subsidiary Evercore Partners Services East LLC), a leading independent investment banking advisory firm. Evercore Partners, Inc. is a publicly traded firm (ticker symbol EVR) and the general partner of Evercore LP. As of December 31, 2010, Evercore had approximately $482 million in assets under management.

Investment Process

The goal of Evercore's investment process is to build portfolios of approximately 35 stocks which exhibit the most compelling reward to risk characteristics in the small cap universe - referred to internally as a "full equal conviction" portfolio. In implementing this approach, the team searches for companies that exhibit three primary characteristics: 1) a stock must be selling at the low end of its historical valuation range with; 2) a catalyst or multiple catalysts with the potential to fuel price appreciation in the next 12-18 months; and 3) a management team that exhibits the ability to execute on the identified catalysts. These are the three necessary requirements of Evercore's valuation, catalyst, management (VCM) approach.

Portfolio Managers

Chris Fasciano, Portfolio Manager

Mr. Fasciano is chief investment officer for (Small-Cap Core). In addition to leading the team, Mr. Fasciano has research responsibility for the energy, automotive & auto parts, defense & aerospace, utilities and telecom sectors. Mr. Fasciano has served in this role since 2006. Prior to 2006, he was the portfolio manager for Small-Cap Core with similar responsibilities in his research coverage as outlined above.

Tim Buckley, Portfolio Manager

Mr. Buckley is senior portfolio manager for (Small-Cap Core). In addition to his portfolio management role, he has research responsibility for the interest sensitive, media, and technology sectors. Prior to adding portfolio management responsibilities in 2006, Mr. Buckley was a research analyst with the team with similar responsibilities in his research coverage as outlined above.

Directors and Officers

The following are directors and/or executive officers of Evercore. The address of each is 55 East 52nd Street, 23rd FL, New York, NY 10055.

DIRECTORS AND OFFICERS
Name	Position
Gregory R. Sawers	Chief Executive Officer
Margot B. Nones	Chief Operating Officer & Chief Compliance Officer
Gail S. Landis	Head of Marketing & Client Service
Andrew Moloff	Chief Investment Officer Value Equities
CONTROL PERSONS
Name	Relationship
Evercore Partners Services East, LLC	Owns 51% of Evercore Asset Management, LLC
SLMN Holdings, LLC	Owns 49% of Evercore Asset Management, LLC

MATTERS CONSIDERED BY THE BOARD
IN APPROVING THE AGREEMENT WITH EVERCORE

At a meeting of the Trustees held March 3, 2011, the Trustees, including all of the Independent Trustees, unanimously voted to approve the Agreement with Evercore. The Independent Trustees were separately represented by independent legal counsel in their consideration of the Agreement with Evercore. In considering the Agreement with Evercore, the Trustees reviewed a variety of materials relating to the Fund and Evercore, including information regarding the nature, extent and quality of services to be provided by Evercore under the Agreement. The Trustees, including the Independent Trustees, considered the best interests of the Fund and its shareholders and took into account all matters they deemed relevant.

The Trustees had been provided by Strategic Advisers with materials specifically relating to the Agreement with Evercore and were given the opportunity to ask questions and request further information in connection with such consideration. The materials provided included the proposed form of Agreement, as well as information on the fees proposed to be paid by Strategic Advisers to Evercore. The Trustees also took into account the qualifications and experience of Evercore's personnel as well as composite performance information regarding Evercore's historical investment performance on other client accounts. In addition, the Board of Trustees considered the financial condition of Evercore and noted that, as of December 31, 2010, Evercore managed approximately $482 million in assets. In considering the Agreement with Evercore, the Board of Trustees also reviewed and approved Evercore's compliance policies, including its code of ethics relating to personal securities transactions and its proxy voting guidelines.

The Trustees considered the investment philosophy, strategies and techniques intended to be used by Evercore in managing its portion of Fund assets. Among other things, the Trustees considered biographical information on portfolio management and other professional staff, information about Evercore's organizational and management structure, and information about Evercore's brokerage policies and practices.

In considering the reasonableness of the sub-advisory fee payable to Evercore by Strategic Advisers, the Trustees reviewed information comparing the Fund's management fee to fees charged by other funds in the Fund's mapped group and to the fees (if any) paid to the Fund's existing sub-advisers. The Trustees also noted that Strategic Advisers and Evercore had negotiated the Agreement and fee rates at arms' length and that Evercore is not affiliated with Strategic Advisers. The Trustees noted that the sub-advisory fee paid to Evercore will be paid by Strategic Advisers and that the maximum aggregate annual Management Fee paid to Strategic Advisers by the Fund will remain unchanged.

Conclusion. Based on its evaluation of all material factors, with no single factor being determinative and with each Trustee not necessarily attributing the same weight to each factor, the Trustees, including the Independent Trustees, with the advice of independent counsel, concluded that the approval of the Agreement on behalf of the Fund was in the best interests of the Fund and its shareholders. The Trustees also determined that the Agreement does not involve a conflict of interest from which Strategic Advisers or Pyramis derive an inappropriate advantage. The Trustees, including a majority of the Independent Trustees, voted to approve the Agreement with Evercore on March 3, 2011.

MANAGEMENT INFORMATION ABOUT STRATEGIC ADVISERS

The principal business address of Strategic Advisers, the Fund's investment adviser, and Fidelity Distributors Corporation (FDC), the Fund's principal underwriter and distribution agent, is 82 Devonshire Street, Boston, Massachusetts, 02109.

PORTFOLIO TRANSACTIONS

Strategic Advisers has granted investment management authority over allocated portions of the Fund's assets to the Fund's sub-advisers. Each sub-adviser is authorized to provide the services described in its respective sub-advisory agreement, and will do so in accordance with the policies described in this section, as applicable.

All orders for the purchase or sale of portfolio securities are placed on behalf of the Fund by a sub-adviser pursuant to authority contained in its respective sub-advisory agreement. A sub-adviser may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which each sub-adviser or its affiliates have investment discretion. All additional orders for the purchase or sale of portfolio securities (normally, shares of underlying funds) are placed on behalf of the Fund by Strategic Advisers, either itself or through its affiliates, pursuant to authority contained in the Fund's management contract. The Fund will not incur any commissions or sales charges when it invests in underlying funds, but it may incur such costs if it invests directly in other types of securities, such as exchange traded funds. Strategic Advisers may also be responsible for the placement of portfolio transactions for other investment companies and investment accounts for which it has or its affiliates have investment discretion.

Purchases and sales of equity securities on a securities exchange or over-the-counter (OTC) are effected through brokers who receive compensation for their services. Generally, compensation relating to securities traded on foreign exchanges will be higher than compensation relating to securities traded on U.S. exchanges and may not be subject to negotiation. Compensation may also be paid in connection with principal transactions (in both OTC securities and securities listed on an exchange) and agency OTC transactions executed with an electronic communications network (ECN) or an alternative trading system. Equity securities may be purchased from underwriters at prices that include underwriting fees.

Purchases and sales of fixed-income securities, if any, are generally made with an issuer or a primary market-maker acting as principal. Although there is no stated brokerage commission paid by the Fund for any fixed-income security, the price paid by the Fund to an underwriter includes the disclosed underwriting fee and prices in secondary trades usually include an undisclosed dealer commission or markup reflecting the spread between the bid and ask prices of the fixed-income security.

The Trustees of the Fund periodically review Strategic Advisers', its affiliates', and each sub-adviser's performance of their respective responsibilities in connection with the placement of portfolio transactions on behalf of the Fund. The Trustees also review the compensation paid by the Fund over representative periods of time to determine if it was reasonable in relation to the benefits to the Fund.

Evercore.

Selection of Brokers and Best Execution

Evercore's trading operation is outsourced to a third party trading desk consisting of highly experienced traders who represent a large institutional client base. Acting on Evercore's behalf, the provider reviews counterparties on a continuous basis based on a number of criteria including but not limited to trade execution, service, technology, settlement efficiency and financial data.

Evercore's goal is to obtain the best net price under the prevailing circumstances surrounding each trade. The determinative factor is whether a transaction represents the best overall execution for the Client and not whether the lowest possible transaction cost is obtained. The trading desk, on behalf of Evercore, considers the full range and quality of the broker's service in selecting brokers to meet best execution obligations, and may not pay the lowest transaction cost available. All trade commissions include a portion paid for execution and perspective on financial markets that benefit all clients.

Order flow may go through traditional brokers but may also be executed on an Electronic Communication Network (ECN), Alternative Trading System(ATS) or other execution system.

Evercore's portfolio managers and operations team review trading on a daily basis to ensure best execution, operational performance including timely trade communication and trade settlement, and reasonable commission rates.

Soft Dollars

Evercore restricts the use of soft dollars in accordance with the safe harbor provisions of Section 28(e). Soft dollars are used solely to access third party research and research events. Evercore has no written soft dollar arrangements with brokers and soft dollars are never used to acquire third party non-research products. All executed trades have a component of soft dollars within their commission charges.

Evercore may use soft dollars to acquire research products and services that have potential application to all client accounts, including the Fund, or research that will be applied in the management of a certain group of client accounts, and, in some cases, may not be used with respect to the Fund.

Evercore does not pay brokerage commissions to affiliated brokers.

Order Allocation

Orders for the same security entered on behalf of more than one client will generally be aggregated (i.e. blocked or bunched) if the aggregation is in the best interests of all participating clients. Orders for the same security entered during the same trading day may be aggregated with any previous order. All clients participating in an aggregated order receive the average price and pay a pro rata portion of commissions. In the event an order is partially filled, Evercore seeks to ensure that each account receives a pro rata allocation based on its initial allocation.

OTHER INFORMATION

Brokerage. Pursuant to a shareholder vote, the fund reorganized and added an affiliated sub-adviser on August 23, 2010. The fund first hired unaffiliated sub-advisers on December 1, 2010. [Strategic Advisers and Pyramis may place trades with certain brokers, including National Financial Services LLC (NFS), with whom each is under common control provided each determines that these affiliates' trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.][An unaffiliated sub-adviser may also place trades with certain brokers with whom the sub-adviser is under common control provided the sub-adviser, determines that the affiliates trade execution abilities and costs are comparable to those of non-affiliated, qualified brokerage firms.] The following table shows the aggregate amount of commissions paid to any broker or dealer affiliated with the fund through [D M, Y].

Fund	Dollar Amount	Percentage of Average Net Assets
Strategic Advisers Small-Mid Cap Fund	$ [ ]	[ ]%

During the period ended [D M,Y], the fund paid brokerage commissions of $[ ] to NFS. NFS is paid on a commission basis. During the period ended [D M, Y], this amounted to approximately [ ]% of the aggregate brokerage commissions paid by the fund for transactions involving approximately [ ]% of the aggregate dollar amount of transactions for which the fund paid brokerage commissions.

Outstanding Shares and Ownership of Shares. There were [ ] shares of the Fund issued and outstanding as of [ ].

[As of March 3, 2011, the Trustees and officers of the Trust owned, in the aggregate, less than 1% of the Fund's outstanding shares.]

[To the knowledge of the Trust, no other shareholder owned of record or beneficially more than 5% of the outstanding shares of the Fund on that date.]

Shareholder Proposals. The Trust does not hold regularly scheduled meetings of shareholders of the Fund. Any shareholder proposal for a shareholder meeting must be presented to the Trust within a reasonable time before proxy materials for such meeting are sent to shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a future shareholder meeting should send their written proposals to the Secretary of the Fund, attention "Fund Shareholder Meetings," 82 Devonshire Street, Mailzone V10A, Boston, Massachusetts 02109.

Annual Report. For a free copy of the Fund's annual report for the fiscal year ended February 28, 2011, call 1-800-544-3455 or write to Fidelity Distributors Corporation at 82 Devonshire Street, Boston, Massachusetts 02109. Until the close of business on August 20, 2010, the Fund was named PAS Small-Mid Cap Fund of Funds, and was a fund of Fidelity Rutland Square Trust.

NOTICE TO BANKS, BROKER-DEALERS
AND VOTING TRUSTEES AND THEIR NOMINEES

Please advise the Trust, in care of Fidelity Investments Institutional Operations Company, Inc., 100 Salem St., Smithfield, RI, 02197, whether other persons are beneficial owners of shares for which the Information Statement is being mailed and, if so, the number of copies of the Information Statement and Annual Report you wish to receive in order to supply copies to the beneficial owners of the respective shares.

Strategic Advisers is a registered service mark of FMR LLC.

1.923682.101	\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\\	SMC-pis-0511